Segment Reporting	12 Months Ended
Mar. 31, 2023
Segment Reporting [Abstract]
Segment Reporting
14. Segment reporting
Operating segments are defined as components of an enterprise for which separate financial information is available that is evaluated regularly by the Chief Operating Decision Maker (“CODM”), or a decision-making group, in deciding how to allocate resources and in assessing performance. Resource allocation decisions and Nextracker’s performance are assessed by its Chief Executive Officer, identified as the CODM.
For all periods presented, Nextracker has one operating and reportable segment. The following table sets forth geographic information of revenue based on the locations to which the products are shipped:

	Fiscal year ended March 31,
(In thousands)	2023		2022		2021

Revenue:
U.S.	$1,298,596	68%	$904,946	62%	$900,927	75%
Rest of the World	603,541	32%	552,646	38%	294,690	25%

Total	$1,902,137		$1,457,592		$1,195,617

The United States is the principal country of domicile.
The following table summarizes the countries that accounted for more than 10% of revenue in fiscal years 2023, 2022, and 2021. Revenue is attributable to the countries to which the products are shipped.

	Fiscal year ended March 31,
(In thousands)	2023		2022		2021

Revenue:
U.S.	$1,298,596	68%	$904,946	62%	$900,927	75%
Brazil	295,846	16%	188,368	13%	14,440	1%

No other country accounted for more than 10% of revenue for the fiscal years presented in the table above.
As of March 31, 2023 and 2022, property and equipment, net in the United States was $7.2 million and $7.3 million, respectively, which each accounted for 99% of property and equipment, net. No other countries accounted for more than 10% of property and equipment, net as of March 31, 2023 and 2022.